--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------


                                     Growth
                                   and Income
                                      Fund



                               SEMIANNUAL REPORT


                                 June 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee
                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer
                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116
                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy--not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20%--a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Growth and Income Fund

            Stock market keeps advancing in near-perfect environment

The stock market soared to record highs during the last six months, propelled by the same near-ideal economic conditions that sustained the market's last two record years. Overall, the background remained one of moderate growth with low inflation. In that environment, corporate earnings continued to grow and stock prices advanced. For the first four months, the market's progress was mainly limited to the largest blue-chip companies, but after inflation fears and the pace of the economy subsided in May, the market's advance became broader. For the six months ended June 30, 1997, the Standard & Poor's 500 Stock Index gained 20.60%, including reinvested dividends, a highly unusual result for such a short period.

     Over the last six months, particularly in the second half when market volatility increased, John Hancock Growth and Income Fund prospered as we successfully applied our disciplined value-oriented strategy. We used short-term market fears to find good companies whose stock prices were, in our opinion, undervalued relative to what we believe was the company's true worth. During the period, the Fund's Class A and Class B shares posted total returns of 22.79% and 22.41%, respectively, at net asset value. Those returns were well above the 15.52% return posted by the average growth and income fund, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

"The stock
market soared
 to record
highs during
the last six
months..."

     We continued to enjoy strong performance from our large pharmaceutical companies Warner

--------------------------------------------------------------------------------
A 2 1/4" by 3 3/4" photo of Fund management team at bottom right. Caption reads:
Tim Keefe (standing) and Growth and Income Fund management team members Anurag Pandit (l) and Ben Hock (r)."
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Growth and Income Fund


--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Progressive 3.8%; 2) Computer Associates 3.1%;
3) TCF Financial 3.0%; 4) Phillip Morris 2.8%; 5) Eli Lilly 2.6%. A footnote below states "As a percentage of net assets on June 30, 1997."
--------------------------------------------------------------------------------

"...our
opportunistic
moves within
the finance
and  technology
sectors
boosted
performance."

Lambert, Schering Plough and Eli Lilly, whose fundamentals keep improving on ever-increasing new product flow. What's more, our opportunistic moves within the finance and technology sectors also boosted performance.

Sell  first, buy later
Early in the period, as the market kept moving from high to historic high and stock valuations approached what we believed to be very lofty peaks, we took profits on some stocks and sectors that had performed well. Included were United Technologies, General Electric and Eastman Kodak, as well as several defense electronics companies. In each case, we believed that stock prices had reached the higher end of their valuation ranges, while earnings power was peaking.

     As value-oriented investors, we found it tough to find good buys in the first quarter, since there wasn't much fear in the market pushing prices down to attractive levels. One of the few exceptions were railroad companies, several of which we bought when their stocks were selling at 60% of the stock market's average price/earnings multiple--the lower end of their historic range. We added Burlington Northern, CSX and Union Pacific and they all did well in the period. We like the railroads long term for their combination of cost cutting, consolidating and share repurchases, all important characteristics that we look for in prospective holdings.

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment" the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Progressive Corp." followed by an up arrow and the phrase "Expanding auto insurance business". The second listing is "First Plus Financial" followed by an up arrow and the phrase "Fast-growing home equity lender" The third listing is "Millipore" followed by a down arrow and the phrase "Slowdown in semiconductor capital equipment spending". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

Finance and technology
With the sell-off in stocks that accompanied rising interest rates early in the second quarter, we identified lots more buying opportunities, particularly among financial and technology stocks--two of our strongest contributors to performance.

     Within finance, the sector continued to benefit from industry consolidation and strong earnings growth, yet the stocks were hit indiscriminately when rates rose, because investors feared that higher rates would hurt finance company profits. We re-allocated funds within our financial holdings, moving away from the more interest-rate sensitive areas, such as the money center banks, into ones that were not as sensitive to changes in rates as the market believed them to be. We bought American Express and regional bank TCF Financial, whose strong fundamentals we felt would overwhelm an uptick in rates. We also added to our position in Progressive Corp. Progressive is an auto insurance company that was selling at a low price-to-earnings multiple (a measure of how much you're paying for earnings power) despite its tremendous growth, simply because it fell in the finance category.

     We found some of our best buying opportunities within the consumer finance subsector this period, when negative sentiment abounded. The sector was hurt by the perception of rising payment delinquencies and increasing personal bankruptcies. On

================================================================================

                  John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended June 30, 1997." The chart is scaled in increments of 5% from top to bottom with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 22.79% total return for John Hancock Growth and Income Fund: Class A. The second represents the 22.41% total return for John Hancock Growth and Income Fund:
Class B. The third represents the 15.52% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock
Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information".
--------------------------------------------------------------------------------

top of that, several consumer finance companies were tainted either by accusations of accounting irregularities, Chapter 11 filings or earnings shortfalls. We took advantage of investors' fears to invest in several well-managed companies that we believe stand to benefit from the sector's turmoil. We added FIRSTPLUS Financial Group, one of the leading home equity lenders growing at 20% to 30% per year, for a low five times earnings. We also added CapMAC Holdings, leading insurer of asset-backed securities. We purchased our position for a 20% discount to the company's adjusted book value, when companies within this industry normally trade at 1.3 times adjusted book value. Both stocks have risen by about 50% since we bought them, and we still think they represent a good value.

Technology stocks were also hard hit during the period, particularly software companies, which we like because they generate very high levels of free cash flow, an important measure of a company's strength. So we seized the moment to buy some of the market leaders at very compelling prices. Within computer services companies, we bought a dominant market leader, Computer Sciences, when its stock came under pressure because of what we believed were temporary problems at its main competitor EDS. We also bought Oracle, the leading provider of database systems, with a 30% annual growth rate in a rapidly expanding market, for a price just slightly higher than the overall market average. Finally, we picked up networking giants Cisco Systems and Cascade Communications (soon to merge with Ascend) for below-market multiples. We only wish we had bought more at those inexpensive levels.

"...market
fluctuations
present the
best opportu-
nities to find
great compa-
nies at
attractive
prices..."

     As always, there were some disappointments during the period. Millipore, a provider of filters to the semiconductor industry, suffered with a slowdown in semiconductor capital equipment spending, while Boeing languished as it tried to work out its merger with McDonnell Douglas.

Outlook
In our view, we're in for more market volatility as long as investors remain edgy about current stock valuation levels. We'll use that to our advantage, since we believe this same volatility presents the best opportunities to find great companies at attractive prices that do not reflect their true worth. Our goal continues to be to provide investors with above-average returns at below-market risk from a large-company stock portfolio that is generally representative of the broad stock market.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth and Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------

John Hancock Growth and Income
Fund: Class A                               29.48%   110.55%     228.72%
John Hancock Growth and Income
Fund: Class B                               30.26%   111.25%     130.66%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------
John Hancock Growth and Income
Fund: Class A                               29.48%   16.06%       12.64%
John Hancock Growth and Income
Fund: Class B                               30.26%   16.13%       15.34%(1)








                              Notes to Performance

(1) Class B shares commenced on August 22, 1991.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in John Hancock Growth and Income Fund would be worth on June 30, 1997 assuming either you had invested on the day each class of shares started, or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index --an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading Growth and Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $49,922 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on June 30, 1987 before sales charge, and is equal to $40,503 as of June 30, 1997. The third line represents the Growth and Income Fund, after sales charge, and is equal to $38,478 as of June 30, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Growth and Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $26,688 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund, before sales charge, on August 22, 1991, after sales charge, and is equal to $23,166 as of June 30, 1997. The third line, represents the value of the Growth and Income Fund, and is equal to $23,066 as of June 30, 1997.
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Common stocks (cost - $295,996,180) ........................  $ 415,571,131
    Preferred stock (cost - $2,919,705) ........................      3,512,500
    Joint repurchase agreement (cost - $9,404,000) .............      9,404,000
    Corporate savings account ..................................             71
                                                                  -------------
 ...............................................................    428,487,702
  Receivable for investments sold ..............................      2,188,344
  Receivable for shares sold ...................................        825,513
  Dividends receivable .........................................        523,184
  Interest receivable ..........................................          2,116
  Other assets .................................................         40,328
                                                                  -------------
                              Total Assets .....................    432,067,187
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      4,411,519
  Payable for shares repurchased ...............................        135,335
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        310,006
  Accounts payable and accrued expenses ........................         10,056
                                                                  -------------
                              Total Liabilities ................      4,866,916
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................    267,135,039
  Accumulated net realized gain on investments and
    foreign currency transactions ..............................     39,898,334
  Net unrealized appreciation of investments and
    foreign currency transactions ..............................    120,170,596
  Distributions in excess of net investment income ............. (        3,698)
                                                                  -------------
                              Net Assets .......................  $ 427,200,271
                              =================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $215,721,047/11,293,531 ............................  $       19.10
  =============================================================================
  Class B - $211,479,224/11,037,162 ............................  $       19.16
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($19.10 x 105.26%) .................................  $       20.11
  =============================================================================
*On a signle retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated. Statement of Operations

Six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Dividends ....................................................  $   2,589,563
  Interest .....................................................        910,078
                                                                  -------------
 ...............................................................      3,499,641
                                                                  -------------
  Expenses:
  Investment management fee -  Note B ..........................      1,103,701
  Distribution and service fee - Note B
    Class A ....................................................        228,609
    Class B ....................................................        838,816
  Transfer agent fee - Note B ..................................        281,899
  Registration and filing fees .................................         34,483
  Custodian fee ................................................         33,405
  Financial services fee - Note B ..............................         33,111
  Auditing fee .................................................         18,265
  Trustees' fees ...............................................         13,192
  Miscellaneous ................................................          3,435
  Legal fees ...................................................          2,919
  Printing .....................................................          2,552
                                                                  -------------
                              Total Expenses ...................      2,594,387
                              -------------------------------------------------
                              Net Investment Income ............        905,254
                              -------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ........................     33,266,161
  Net realized loss on foreign currency transactions ........... (        2,131)
  Change in net unrealized appreciation/depreciation
    of investments .............................................     39,427,639
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ...........................            494
                                                                  -------------
                              Net Realized and Unrealized
                              Gain on Investments and
                              Foreign Currency Transactions ....  $  72,692,163
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........  $  73,597,417
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  PERIOD FROM
                                                                                 YEAR ENDED    SEPTEMBER 1, 1996   SIX MONTHS ENDED
                                                                                  AUGUST 31,     TO DECEMBER 31,     JUNE 30, 1997
                                                                                     1996            1996(1)          (UNAUDITED)
                                                                               ---------------   ---------------     -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ....................................................   $   2,407,620      $    483,351       $    905,254
  Net realized gain on investments sold and foreign currency transactions ..      25,207,559        11,589,657         33,264,030
  Change in net unrealized appreciation/depreciation of investments and
    foreign currency transactions ..........................................       7,739,354        26,075,239         39,428,133
                                                                               -------------      ------------       ------------
      Net Increase in Net Assets Resulting from Operations .................      35,354,533        38,148,247         73,597,417
                                                                               -------------      ------------       ------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.1939, $0.0752 and $0.0738 per share, respectively) .......  (    1,792,414)    (     697,553)     (     804,989)
    Class B - ($0.0916, $0.0151 and $0.0096 per share, respectively) .......  (      780,162)    (     126,946)     (     101,491)
  Distributions from net realized gain on investments sold
    Class A - ($0.1450, $1.5747 and none per share, respectively) ..........  (    1,309,129)    (  14,744,885)           --
    Class B - ($0.1450, $1.5747 and none per share, respectively) ..........  (    1,230,621)    (  13,438,564)           --
                                                                               -------------      ------------       ------------
      Total Distributions to Shareholders ..................................  (    5,112,326)    (  29,007,948)     (     906,480)
                                                                               -------------      ------------       ------------
From Fund Share Transactions - Net*: .......................................  (    9,818,420)       35,083,465         44,956,315
                                                                               -------------      ------------       ------------
Net Assets:
  Beginning of period ......................................................     244,905,468       265,329,255        309,553,019
                                                                               -------------      ------------       ------------
  End of period (including undistributed net investment income of $338,676, distributions in excess of net investment income
    of $2,472 and $3,698, respectively) ....................................   $ 265,329,255      $309,553,019       $427,200,271
                                                                               =============      ============       ============
*Analysis of Fund Share Transactions:                  YEAR ENDED                   PERIOD FROM              SIX MONTHS ENDED
                                                       AUGUST 31,               SEPTEMBER 1, 1996             JUNE 30, 1997
                                                         1996                TO DECEMBER 31, 1996(1)           (UNAUDITED)
                                                  ------------------------   ------------------------   ------------------------
                                                     SHARES      AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                                  ----------   -----------   ----------   -----------   ----------  ------------
CLASS A
  Shares sold ..................................   1,760,701   $25,784,827   2,100,056   $34,769,586   5,984,377    $102,573,846
  Shares issued to shareholders
    in reinvestment of distributions ...........     184,594     2,627,197     864,570    13,618,418      38,672         689,924
                                                   ---------   -----------   ---------   -----------   ---------    ------------
                                                   1,945,295    28,412,024   2,964,626    48,388,004   6,023,049     103,263,770
  Less shares repurchased ......................  (2,414,054) ( 34,877,792) (1,774,320) ( 29,444,447) (5,177,237)  (  88,211,952)
                                                   ---------   -----------   ---------   -----------   ---------    ------------
  Net increase (decrease) ......................  (  468,759) ($ 6,465,768)  1,190,306   $18,943,557     845,812    $ 15,051,818
                                                   =========   ===========   =========   ===========   =========    ============
CLASS B
  Shares sold ..................................   2,595,953   $37,809,526     901,707   $14,803,231   3,377,550    $ 58,661,859
  Shares issued to shareholders
    in reinvestment of distributions ...........     123,908     1,753,023     767,775    12,131,262       4,785          87,534
                                                   ---------   -----------   ---------   -----------   ---------    ------------
                                                   2,719,861    39,562,549   1,669,482    26,934,493   3,382,335      58,749,393
  Less shares repurchased ......................  (2,944,133) ( 42,915,201) (  653,345) ( 10,794,585) (1,691,194)  (  28,844,896)
                                                   ---------   -----------   ---------   -----------   ---------    ------------
  Net increase (decrease) ......................  (  224,272) ( $3,352,652)  1,016,137   $16,139,908   1,691,141    $ 29,904,497
                                                   =========   ===========   =========   ===========   =========    ============

(1) Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                             YEAR ENDED AUGUST 31,                PERIOD FROM      SIX MONTHS ENDED
                                              ------------------------------------------------ SEPTEMBER 1, 1996 TO  JUNE 30, 1997
                                                1992     1993      1994      1995(4)    1996   DECEMBER 31, 1996(6)   (UNAUDITED)
                                              --------  --------  --------  --------  -------- --------------------   -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....   $ 11.77  $  12.43  $  12.08  $  11.42  $  13.38        $  15.07           $  15.62
                                               -------  --------  --------  --------  --------        --------           --------
  Net Investment Income (1) ................      0.32      0.40      0.32      0.21      0.19            0.05               0.07
  Net Realized and Unrealized Gain (Loss)
    on Investments .........................      0.89      1.12 (    0.61)     1.95      1.84            2.15               3.48
                                               -------  --------  --------  --------  --------        --------           --------
    Total from Investment Operations .......      1.21      1.52 (    0.29)     2.16      2.03            2.20               3.55
                                               -------  --------  --------  --------  --------        --------           --------
Less Distributions:
  Dividends from Net Investment Income .....  (   0.25)(    0.42)(    0.37)(    0.20)(    0.19)      (    0.08)         (    0.07)
  Distributions from Net Realized Gain
    on Investments Sold ....................  (   0.30)(    1.45)      --        --  (    0.15)      (    1.57)               --
                                               -------  --------  --------  --------  --------        --------           --------
    Total Distributions ....................  (   0.55)(    1.87)(    0.37)(    0.20)(    0.34)      (    1.65)         (    0.07)
                                               -------  --------  --------  --------  --------        --------           --------
  Net Asset Value, End of Period ...........   $ 12.43  $  12.08  $  11.42  $  13.38  $  15.07        $  15.62           $  19.10
                                               =======  ========  ========  ========  ========        ========           ========
  Total Investment Return at
    Net Asset Value (2) ....................    10.47%    13.64% (   2.39%)   19.22%    15.33%          14.53%(7)          22.79%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .  $ 89,682  $115,780  $121,160  $130,183  $139,548        $163,154           $215,721
  Ratio of Expenses to Average Net Assets ..     1.34%     1.29%     1.31%     1.30%     1.17%           1.22%(5)           1.11%(5)
  Ratio of Net Investment Income
    to Average Net Assets ..................     2.75%     3.43%     2.82%     1.82%     1.28%           0.85%(5)           0.87%(5)
  Portfolio Turnover Rate ..................      119%      107%      195%       99%       74%             26%                55%
  Average Broker Commission Rate (3) .......      N/A       N/A       N/A       N/A   $ 0.0665        $ 0.0692           $ 0.0683


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                             YEAR ENDED AUGUST 31,                PERIOD FROM      SIX MONTHS ENDED
                                              ------------------------------------------------ SEPTEMBER 1, 1996 TO  JUNE 30, 1997
                                                1992     1993      1994      1995(4)    1996   DECEMBER 31, 1996(6)   (UNAUDITED)
                                              --------  --------  --------  --------  -------- --------------------   -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....  $ 11.77   $  12.44   $  12.10   $  11.44   $  13.41     $  15.10        $  15.66
                                              -------   --------   --------   --------   --------     --------        --------
  Net Investment Income (1) ................     0.23       0.30       0.24       0.13       0.08         0.01            0.01
  Net Realized and Unrealized Gain (Loss)
    on Investments .........................     0.89       1.12  (    0.61)      1.96       1.85         2.14            3.50
                                              -------   --------   --------   --------   --------     --------        --------
    Total from Investment Operations .......     1.12       1.42  (    0.37)      2.09       1.93         2.15            3.51
                                              -------   --------   --------   --------   --------     --------        --------
Less Distributions:
  Dividends from Net Investment Income ..... (   0.15) (    0.31) (    0.29) (    0.12) (    0.09)   (    0.02)      (    0.01)
  Distributions from Net Realized Gain
    on Investments Sold .................... (   0.30) (    1.45)       --         --   (    0.15)   (    1.57)            --
                                              -------   --------   --------   --------   --------     --------        --------
    Total Distributions .................... (   0.45) (    1.76) (    0.29) (    0.12) (    0.24)   (    1.59)      (    0.01)
                                              -------   --------   --------   --------   --------     --------        --------
  Net Asset Value, End of Period ...........  $ 12.44   $  12.10   $  11.44   $  13.41   $  15.10     $  15.66        $  19.16
                                              =======   ========   ========   ========   ========     ========        ========
  Total Investment Return at Net
    Asset Value (2) ........................    9.67%     12.64%  (   3.11%)    18.41%     14.49%       14.15%(7)       22.41%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .  $29,826   $ 65,010   $114,025   $114,723   $125,781     $146,399        $211,479
  Ratio of Expenses to Average Net Assets ..    2.07%      2.19%      2.06%      2.03%      1.90%        1.98%(5)        1.85%(5)
  Ratio of Net Investment Income
    to Average Net Assets ..................    2.02%      2.53%      2.07%      1.09%      0.55%        0.10%(5)        0.13%(5)
  Portfolio Turnover Rate ..................     119%       107%       195%        99%        74%          26%             55%
  Average Broker Commission Rate (3) .......     N/A        N/A        N/A        N/A    $ 0.0665     $ 0.0692        $ 0.0683

(1)  Based on the average of the shares outstanding at the end of each month.
(2)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4)  On December 2, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(5)  Annualized.
(6)  Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.
(7)  Not annualized.




                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


Schedule of Investments
June 30, 1997  (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on June 30, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----
COMMON STOCKS

Aerospace (6.44%)
  General Dynamics Corp. ..............       75,000              $  5,625,000
  McDonnell Douglas Corp. .............      133,000                 9,110,500
  Northrop Grumman Corp. ..............       70,000                 6,146,875
  United Technologies Corp. ...........       80,000                 6,640,000
                                                                  ------------
                                                                    27,522,375
                                                                  ------------
Automobile / Trucks (0.31%)
  Lear Corp.* .........................       29,700                 1,317,938
                                                                  ------------
Banks - United States (2.30%)
  Banc One Corp. ......................      163,226                 7,906,259
  Providian Financial Corp.* ..........       60,000                 1,927,500
                                                                  ------------
                                                                     9,833,759
                                                                  ------------
Beverages (1.19%)
  PepsiCo, Inc. .......................      135,000                 5,070,938
                                                                  ------------
Broker Services (1.67%)
  Morgan Stanley, Dean Witter,
    Discover & Co. ....................      165,400                 7,122,538
                                                                  ------------
Building (0.08%)
  Morrison Knudsen Corp.* .............       25,000                   340,625
                                                                  ------------
Business Services - Misc (1.89%)
  Block, H & R, Inc. ..................      250,000                 8,062,500
                                                                  ------------
Chemicals (3.69%)
  BetzDearborn, Inc. ..................      100,000                 6,600,000
  Monsanto Co. ........................      172,000                 7,406,750
  Sigma-Aldrich Corp. .................       50,000                 1,753,125
                                                                  ------------
                                                                    15,759,875
                                                                  ------------

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Computers (9.28%)
  Automatic Data Processing, Inc. .....       85,000              $  3,995,000
  Cabletron Systems, Inc.* ............       20,000                   566,250
  Cadence Design Systems, Inc.* .......      100,000                 3,350,000
  Cisco Systems, Inc.* ................       41,300                 2,772,262
  Computer Associates
    International, Inc. ...............      239,100                13,314,881
  Computer Sciences Corp.* ............       81,900                 5,907,037
  Electronic Data Systems Corp. .......       25,000                 1,025,000
  Inso Corp.* .........................       19,000                   390,687
  Oracle Corp.* .......................      165,000                 8,311,875
                                                                  ------------
                                                                    39,632,992
                                                                  ------------
Consumer Products Misc. (0.67%)
  Samsonite Corp.* ....................       65,000                 2,868,125
                                                                  ------------
Cosmetics & Personal Care (1.33%)
  Gillette Co. ........................       60,000                 5,685,000
                                                                  ------------
Diversified Operations (1.97%)
  AlliedSignal, Inc. ..................       95,700                 8,038,800
  Fortune Brands, Inc. ................       10,000                   373,125
                                                                  ------------
                                                                     8,411,925
                                                                  ------------
Electronics (4.52%)
  Advanced Micro Devices, Inc.* .......       85,000                 3,060,000
  Fisher Scientific International .....       50,000                 2,375,000
  General Electric Co. ................      120,000                 7,845,000
  Honeywell, Inc. .....................       50,000                 3,793,750
  Novellus Systems, Inc.* .............       19,000                 1,643,500
  Oak Industries, Inc.* ...............       20,000                   575,000
                                                                  ------------
                                                                    19,292,250
                                                                  ------------
Finance (10.35%)
  Ahmanson, H.F. & Co. ................       89,000                 3,827,000
  American Express Co. ................       60,000                 4,470,000
  Astoria Financial Corp. .............       77,300                 3,671,750
  FIRSTPLUS Financial Group, Inc.* ....      100,000                 3,400,000
  Great Western Financial Corp. .......       78,200                 4,203,250
  Student Loan Marketing Assn. ........       60,000                 7,620,000
  TCF Financial Corp. .................      263,751                13,022,691
  United Asset Management Corp. .......      142,000                 4,020,375
                                                                  ------------
                                                                    44,235,066
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Food (2.31%)
  Archer-Daniels-Midland Co. ..........      120,000              $  2,820,000
  CPC International, Inc. .............       76,500                 7,061,906
                                                                  ------------
                                                                     9,881,906
                                                                  ------------
Instruments - Scientific (0.51%)
  Millipore Corp. .....................       50,000                 2,200,000
                                                                  ------------
Insurance (10.28%)
  Ace, Ltd. (Bermuda) .................      100,000                 7,387,500
  CapMAC Holdings, Inc. ...............      140,000                 4,707,500
  CMAC Investment Corp. ...............       60,000                 2,865,000
  Executive Risk, Inc. ................       26,100                 1,357,200
  Financial Security Assurance
    Holdings Ltd. .....................       54,600                 2,125,988
  Leucadia National Corp. .............       50,000                 1,546,875
  Lincoln National Corp. ..............       28,800                 1,854,000
  Mercury General Corp. ...............       10,000                   727,500
  Progressive Corp. ...................      187,500                16,312,500
  Travelers Group, Inc. ...............       80,000                 5,045,000
                                                                  ------------
                                                                    43,929,063
                                                                  ------------
Leisure (1.80%)
  Eastman Kodak Co. ...................      100,000                 7,675,000
                                                                  ------------
Media (0.93%)
  Central Newspapers, Inc. (Class A) ..       55,400                 3,968,025
                                                                  ------------
Medical (9.99%)
  Baxter International, Inc. ..........      120,000                 6,270,000
  Columbia/HCA Healthcare Corp. .......       45,600                 1,792,650
  Lilly (Eli) & Co. ...................      100,000                10,931,250
  Manor Care, Inc. ....................       25,000                   815,625
  Schering-Plough Corp. ...............      200,000                 9,575,000
  Warner-Lambert Co. ..................       70,000                 8,697,500
  Wellpoint Health Networks, Inc.* ....      100,000                 4,587,500
                                                                  ------------
                                                                    42,669,525
                                                                  ------------
Mortgage Banking (2.92%)
  Fannie Mae ..........................      165,000                 7,198,125
  Federal Home Loan Mortgage Corp. ....      112,000                 3,850,000
  Money Store, Inc. (The) .............       50,000                 1,434,375
                                                                  ------------
                                                                    12,482,500
                                                                  ------------

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Oil & Gas (5.19%)
  Amerada Hess Corp. ..................       20,000              $  1,111,250
  ENI S.p.A., American Depositary
    Receipt (ADR), (Italy)+ ...........       50,000                 2,843,750
  Exxon Corp. .........................       60,000                 3,690,000
  Mobil Corp. .........................       88,000                 6,149,000
  Phillips Petroleum Co. ..............      150,000                 6,562,500
  Tosco Corp. .........................       60,000                 1,796,250
                                                                  ------------
                                                                    22,152,750
                                                                  ------------
Paper & Paper Products (1.17%)
  Kimberly-Clark Corp. ................      100,000                 4,975,000
                                                                  ------------
Pollution Control (0.35%)
  US Filter Corp.* ....................       55,000                 1,498,750
                                                                  ------------
Retail (3.02%)
  Great Atlantic & Pacific
    Tea Co., Inc. .....................       32,800                   891,750
  Sysco Corp. .........................      125,000                 4,562,500
  Wal-Mart Stores, Inc. ...............      220,000                 7,438,750
                                                                  ------------
                                                                    12,893,000
                                                                  ------------
Telecommunications (6.00%)
  360 Communications Co.* .............      107,200                 1,835,800
  Cable Design Technologies* ..........       21,300                   627,019
  Cascade Communications Corp.* .......       92,000                 2,541,500
  Lucent Technologies, Inc. ...........      130,200                 9,382,537
  Qwest Communications
    International Inc.* ...............        7,100                   193,475
  SBC Communications, Inc. ............       55,000                 3,403,125
  Sprint Corp. ........................       30,000                 1,578,750
  U.S. West, Inc.* ....................      300,000                 6,075,000
                                                                  ------------
                                                                    25,637,206
                                                                  ------------
Tobacco (2.75%)
  Philip Morris Cos., Inc. ............      264,800                11,750,500
                                                                  ------------
Transport (4.06%)
  Burlington Northern Santa Fe ........       87,000                 7,819,125
  CSX Corp. ...........................       92,000                 5,106,000
  Northwest Airlines Corp. (Class A)* .       25,000                   909,375
  Union Pacific Corp. .................       50,000                 3,525,000
                                                                  ------------
                                                                    17,359,500
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Utilities (0.31%)
  Edison International .................      10,000              $    248,750
  Williams Cos., Inc. (The) ............      25,000                 1,093,750
                                                                  ------------
                                                                     1,342,500
                                                                  ------------
                    TOTAL COMMON STOCKS
                    (Cost $295,996,180)     ( 97.28%)              415,571,131
                                             -------              ------------
PREFERRED STOCK
Broker Services (0.82%)
  Salomon Inc. 7.625%, Ser FSA, Conv. ..     100,000                 3,512,500
                                                                  ------------
                    TOTAL PREFERRED STOCK
                        (Cost $2,919,705)   (  0.82%)                3,512,500
                                             -------              ------------

                               INTEREST      PAR VALUE
ISSUER DESCRIPTION               RATE     (000s OMITTED)
------------------               ----     --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.20%)
  Investment in a joint repuchase agreement
    transaction with Toronto-Dominion Bank -
    Dated 06-30-96, Due 07-01-97
    (secured by U.S. Treasury Notes,
    5.625% thru 8.125% Due 07-31-97
    thru 11-15-04) - Note A      5.97%         9,404                 9,404,000
                                                                  ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95% .................                                    71
                                                                  ------------
           TOTAL SHORT-TERM INVESTMENTS     (  2.20%)                9,404,071
                                             -------              ------------
                      TOTAL INVESTMENTS     (100.30%)             $428,487,702
                                             =======              ============

* Non-income producing security.

+ This security having an aggregate market value of $2,843,750 and 0.67% of the Fund's net asset value, has been purchased as a forward commitment. That is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to this schedule. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $4,343,625 of Computer Associates International, Inc. 78,000 shares has been segregated to cover the forward commitments.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Growth and Income Fund (the "Fund"), John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

     The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

     Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.625% of the Fund's average daily net asset value.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $337,409. Out of this amount, $58,236 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $162,472 was paid as sales commissions to unrelated broker-dealers and $116,701 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1997, contingent deferred sales charges amounted to $159,291.

     In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

     The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,356.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $230,602,116 and $178,939,868, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1997.

     The cost of investments owned at June 30, 1997 (excluding the corporate savings account) for federal income tax purposes was $308,319,885. Gross unrealized appreciation and depreciation of investments aggregated $121,655,156 and $1,487,410, respectively, resulting in net unrealized appreciation of $120,167,746.

================================================================================
                                     NOTES

                  John Hancock Funds - Growth and Income Fund

================================================================================
                                     NOTES

                  John Hancock Funds - Growth and Income Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Growth and Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              2100A 6/97
                                                                            8/97